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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 2003 relating to the financial statements and financial statement schedule of BindView Development Corporation, which appears in BindView Development Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP
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Houston, Texas
July 9, 2003

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